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                                   EXHIBIT 14

                             JOINT FILING AGREEMENT

                  The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date: March 15, 2002

                                 516145 N.B. INC.


                                 By:    /s/ Michael R. Hannon
                                    --------------------------------------------
                                        Name:  Michael R. Hannon
                                        Title:    President
Date: March 15, 2002
                                 JPMP TIW EH, LP

                                 By:    516145 N.B. Inc.
                                        its General Partner

                                 By:    /s/ Michael R. Hannon
                                    --------------------------------------------
                                        Name:  Michael R. Hannon
                                        Title:    President

Date: March 15, 2002

                                 J.P. MORGAN PARTNERS (BHCA), L.P.


                                 By:    JPMP Master Fund Manager, L.P.,
                                        its General Partner

                                 By:    JPMP Capital Corp.,
                                        its General Partner


                                 By:    /s/ Michael R. Hannon
                                    --------------------------------------------
                                        Name:  Michael R. Hannon
                                        Title:    Managing Director



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Date: March 15, 2002

                                 ASIA OPPORTUNITY FUND, L.P.

                                 By:    Asia Opportunity Company,
                                        its General Partner


                                 By:    /s/ Arnold L. Chavkin
                                    --------------------------------------------
                                        Name:  Arnold L. Chavkin
                                        Title:    Executive Vice President


Date: March 15, 2002

                                 CAIP CO-INVESTMENT FUND PARALLEL FUND (I) C.V.

                                 By:    Asia Opportunity Company,
                                        its General Partner


                                 By:    /s/ Arnold L. Chavkin
                                    --------------------------------------------
                                        Name:  Arnold L. Chavkin
                                        Title:    Executive Vice President


Date: March 15, 2002

                                 CAIP CO-INVESTMENT FUND PARALLEL FUND (II) C.V.

                                 By:    Asia Opportunity Company,
                                        its General Partner


                                 By:    /s/ Arnold L. Chavkin
                                    --------------------------------------------
                                        Name:  Arnold L. Chavkin
                                        Title:    Executive Vice President



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Date: March 15, 2002

                                 J.P. MORGAN ASIA INVESTMENT PARTNERS, L.P.

                                 By: J.P. Morgan Asia Equity Partners, L.P., its General Partner

                                 By:    JPMP Asia Equity Company,
                                        a Managing General Partner


                                 By:    /s/ Arnold L. Chavkin
                                    --------------------------------------------
                                        Name:  Arnold L. Chavkin
                                        Title:    Executive Vice President





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